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                                                                      Exhibit 99





                                 March 25, 1997


James C. Saxton
Chairman of the Board of Directors
Saxton Incorporated
5440 West Sahara Avenue, Third Floor
Las Vegas, Nevada  89102

Dear Mr. Saxton:

         I hereby consent to being named in the Registration Statement of Saxton Incorporated as a proposed director of that company.

                                         Sincerely,

                                         /s/ Robert L. Seale

                                         Robert L. Seale


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                                 March 25, 1997


James C. Saxton
Chairman of the Board of Directors
Saxton Incorporated
5440 West Sahara Avenue, Third Floor
Las Vegas, Nevada  89102

Dear Mr. Saxton:

         I hereby consent to being named in the Registration Statement of Saxton Incorporated as a proposed director of that company.

                                       Sincerely,

                                       /s/ Marc S. Hechter

                                       Marc S. Hechter

                                 March 25, 1997



James C. Saxton
Chairman of the Board of Directors
Saxton Incorporated
5440 West Sahara Avenue, Third Floor
Las Vegas, Nevada  89102

Dear Mr. Saxton:

         I hereby consent to being named in the Registration Statement of Saxton Incorporated as a proposed director of that company.

                                       Sincerely,

                                       /s/ Douglas W. Hensley

                                       Douglas W. Hensley


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                                 March 25, 1997



James C. Saxton
Chairman of the Board of Directors
Saxton Incorporated
5440 West Sahara Avenue, Third Floor
Las Vegas, Nevada  89102

Dear Mr. Saxton:

         I hereby consent to being named in the Registration Statement of Saxton Incorporated as a proposed director of that company.

                                     Sincerely,

                                     /s/ Timothy J. Adams

                                     Timothy J. Adams

                                 March 25, 1997


James C. Saxton
Chairman of the Board of Directors
Saxton Incorporated
5440 West Sahara Avenue, Third Floor
Las Vegas, Nevada  89102

Dear Mr. Saxton:

         I hereby consent to being named in the Registration Statement of Saxton Incorporated as a proposed director of that company.

                                       Sincerely,

                                       /s/ Bernard J. Mikell, Jr.

                                       Bernard J. Mikell, Jr.